UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025 (July 31, 2025)

SolarMax Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41959	26-2028786
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3080 12th Street

Riverside, California 92507

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (951) 300-0788

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 31, 2025, SolarMax Renewable Energy Provider, Inc, a wholly owned subsidiary of SolarMax Technology, Inc. (the “Company”), entered into an engineering, procurement and construction agreement (the “EPC Contract”) with Longfellow BESS I LLC (“Longfellow”), a Texas limited liability company, to develop a battery energy storage system (“BESS”) facility. The contract is expected to generate revenues of approximately $127.3 million. Longfellow will own and operate the facility, which will be located in Pecos County, Texas and is expected to have a storage capacity of 430 megawatt-hours. The BESS facility is expected to be completed by June 2026.

The Company owns 8% of the total membership interests of Longfellow. The capital contribution from the Company to Longfellow in the amount of $5,000,000 is due no later than December 31, 2025.

The foregoing description of the EPC Contract does not purport to be complete and is subject to and qualified in its entirety by reference to the EPC Contract, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 5, 2025, the Company issued a press release related to the agreement described in Item 1.01 in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The information provided in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Engineering, Procurement and Construction Agreement, by and between Longfellow Bess I LLC and SolarMax Renewable Energy Provider, Inc., dated July 31, 2025
99.2	Press Release, dated August 5, 2025
14	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain confidential information has been deleted from this exhibit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarMax Technology, Inc.

Dated: August 6, 2025	By:	/s/ David Hsu
David Hsu
Chief Executive Officer

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